Loans payable - related parties	12 Months Ended
Jun. 30, 2018
Related Party Transactions [Abstract]
Loans payable - related parties
16.	Loan payable – related parties

On June 26, 2017, the company entered a straight promissory note with a company (whose major shareholder is the former director of the Company) for borrowing $150,820 with maturity date on March 31, 2018; the note bears an interest rate of 12%, commencing on October 31, 2017, and on the last day of each moth thereafter until the notes is paid in full, the Company shall make an interest payment. As of June 30, 2018 and 2017, the outstanding balance under this note was $150,820. As of June 30, 2018. the note was in default. As of October 2017, they are no long a related party.

On July 7, 2016, SWC received a loan from an employee. The amount of the loan bore no interest and amortized on a monthly basis over the life of the loan. As of June 30, 2018 and 2017, the balance of the loan were $30,000 and $34,015, respectively.

On November 21, 2016, the company received a loan from the Company’s director. The amount of the loan bore no interest and amortized on a monthly basis over the life of the loan. As of June 30, 2018 and 2017, the balance of the loan from Sugarmade were $0 and $9,252, respectively.

On December 1, 2016, the company received a loan from an employee for $12,500 with an interest charge of $12,500. This amount was recorded as interest owed to the loan payable amount and is to be amortized on a monthly basis over the life of the loan. The loan is due on December 1, 2017. As of June 30, 2018 and 2017, the balance is $0 and 6,250, respectively.

From time to time, SWC would receive short-term loans from LMK Capital, LLC (“LMK”) for its working capital needs. As of June 30, 2018 and 2017, the Company had outstanding balance of $0 and $34,107, respectively, borrowed from LMK Capital., LLC, a company affiliated with CEO Chan.